Form N-SAR

Sub-Item 77Q1(a)

Copies of any material amendments to registrant's charter or by-laws

33-63212, 811-7736

Nineteenth Amendment to Amended and Restated Trust Instrument dated September 17, 2015, is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 78 to Janus Aspen Series registration statement on Form N-1A, filed on February 19, 2016; accession number 0001193125-16-470142 (File No. 33-63212).